Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents

25. Cash and cash equivalents

This balance consists of bank current accounts and other cash equivalents.

As at December 31, 2022, the Group has Cash and cash equivalents of EUR 228,740 thousand compared to EUR 411,039 thousand in the previous year. On July 20, 2021, the Group completed its initial public offering, at completion of which it received aggregate net proceeds of EUR 367,810 thousand, after deducting underwriting discounts and commissions, offering expenses and considering the hedging instrument entered into to reduce the risk of fluctuations in the EUR/USD exchange rate in relation to the IPO proceeds. On August 18, 2021, the underwriters further purchased 712,796 additional newly issued shares from the Company to cover over-allotments driving the total primary net proceeds of the offering, including the overallotment, to EUR 380,090 thousand.